                                   EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of an Amendment on Schedule 13D (including additional amendments thereto) with respect to the Class A Common Stock, par value $.001 per share, of Common Stock of Tekgraf, Inc. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 5th day of January 2000.



                                           BEVERLY NERENBERG:


                                                  /S/ Beverly Nerenberg
                                           ------------------------------------


                                           A. LOWELL NERENBERG:


                                                  /S/ A. Lowell Nerenberg
                                           ------------------------------------


                                           WILLIAM M. RYCHEL:


                                                  /S/ William M. Rychel
                                           ------------------------------------


                                           THOMAS A. GUST:


                                                   /S/ Thomas A. Gust
                                           ------------------------------------

                  [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                           ROSA SABATO


                                                     /S/ Rosa Sabato
                                           ------------------------------------


                                           MARTYN L. COOPER


                                                   /S/ Martyn L. Cooper
                                           ------------------------------------


                                           J. THOMAS WOOLSEY


                                                /S/ J. Thomas Woolsey
                                           ------------------------------------


                                      19